Exhibit 10.8

May 10, 2018

JEFFREY HRANICKA

REACH GENETICS

8600 171ST PLACE

TINLEY PARK, IL 60487

JEFFREY HRANICKA,

This email confirmation is sent in response to your request for the EXPRESS assignment of / change request to a Corporate CUSIP number for:

ISSUER:	REACH GENETICS INC
CUSIP NUMBER:	75525X 105
ISIN NUMBER:	US75525X1054
ISSUE DESCRIPTION:	COM
RATE:
MATURITY:
ISO CFI:	ESVUFR
FISN:	DOYEN ELEMENTS/SH

IMPORTANT NOTICE:

THIS MESSAGE IS FROM AN AUTOMATED MAIL SERVER.

REPLIES TO THIS SERVER ARE NEITHER MONITORED NOR ANSWERED.

THANK YOU.

The CUSIP Global Services(CGS) requires that FINAL documentation (i.e. prospectus or official statement in print or electronic form) be sent to CGS as soon as it is available. Without receipt of the final documentation by within ten days of the offering date, CGS reserves the right to suspend and/or withdraw the CUSIP identifier(s).

Click here to submit final document(s).

Preferred method of receipt of final document(s) is the URL provided above but e-mail addresses are still active until further notice.

Note: For PPN document(s), please continue to use PPN e-mail address listed below.

Corporate, Municipal & Govt: cusipsupport@cusip.com

E-mail addresses for electronic preliminary documentation:

Corporate: cusip corp@cusip.com

Municipal: cusip muni@cusip.com

PPN: cusipppn@cusip.com

International: cusipglobal@cusip.com

Please call the CUSIP Data Collection department at (212) 438-6565 with any questions.

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Sincerely yours,

Gerard Faulkner

Director - Operations
CUSIP Global Services

The assignment of a CUSIP Number to a particular security by CGS is not intended to be, and should not be construed as, an endorsement of such security, a recommendation to purchase, sell or hold such security or an opinion as to the legal validity of such security.

Privacy Notice - CUSIP Global Services respects your privacy. CUSIP Global Services is managed on behalf of the American Bankers Association by S&P Capital IQ. We use your contact information to fulfill your request and service your account and to provide you with additional information from CUSIP you may find of interest. For further information, or to let us know your preferences with respect to receiving marketing materials, please visit http://www.cusip.com/pdf/CUSIP Privacy Policy.pdf. You can view McGraw Hill Financial’s Corporate Privacy Policy at http://www.mhfi.com/privacy

Please note that, unless otherwise notified by the requester via email at the email address set forth below, CUSIP Global Services may, except in cases of privately placed securities or when the document is explicitly marked as private, make the offering documents associated with this request for an identifier available, in their entirety, to professional subscribers of its CUSIP Access look-up service.

cusipcorp@cusip.com(please include your Request ID for reference)

Please be advised that the CGS has instituted an annual Data Certification initiative. The issuer will be contacted directly and asked to certify the data elements CGS has in regards to it issues.

This Confirmation was sent by email at 16:45:52 10 May 2018.

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